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                        THE DIRECTOR SELECT PLUS (SERIES II)
                                 SEPARATE ACCOUNT TWO
                         HARTFORD LIFE INSURANCE COMPANY

                 SUPPLEMENT DATED JUNE 20, 2003 TO THE PROSPECTUS
              AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2003


Effective June 13, 2003, Evergreen VA International Growth Fund changed its name to Evergreen VA International Equity Fund. All references to "Evergreen VA International Growth Fund" are deleted and replaced with "Evergreen VA International Equity Fund."

Effective July 14, 2003, Evergreen VA Small Cap Value Fund will change its name to Evergreen VA Special Values Fund. All references to "Evergreen VA Small Cap Value Fund" are deleted and replaced with "Evergreen VA Special Values Fund."





  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCES.


HV-4758
333-101944